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                           FIRST AMERICAN FUNDS, INC.
                        SUPPLEMENT DATED MARCH 2, 2007 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2006
                  (AS PREVIOUSLY SUPPLEMENTED JANUARY 23, 2007)

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This information supplements the Statement of Additional Information of First
American Funds, Inc. dated October 31, 2006, as supplemented January 23, 2007 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800 677-FUND.

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THE FOLLOWING REPLACES THE SECTION ENTITLED "ADDITIONAL INFORMATION CONCERNING
FUND INVESTMENTS--REPURCHASE AGREEMENTS" ON PAGE 7:

REPURCHASE AGREEMENTS

         Each Fund other than U.S. Treasury Money Market Fund may engage in repurchase agreements with respect to any of its portfolio securities as a principal investment strategy. U.S. Treasury Money Market Fund may not enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. The Funds may engage in repurchase agreements with any member bank of the Federal Reserve System or dealer in U.S. Government securities. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount at least equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

         The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).


THE FOLLOWING SECTION IS ADDED UNDER "ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING SHARES" ON PAGE 32:

PURCHASES OF CLASS I SHARES

         Class I shares of Prime Obligations Fund are only available to certain accounts for which U.S. Bank acts in a fiduciary, agency, or custodial capacity and to existing Class I share accounts owned by Baird Funds, Inc., Great-West Life & Annuity Insurance Company, and Rainier Investment Management Mutual Funds.